U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 14, 2014

AMERICAN GRAPHITE TECHNOLOGIES INC.
(Exact name of small business issuer as specified in its charter)

Nevada	000-54521	27-2841739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

3651 Lindell Rd., Ste D#422, Las Vegas, NV 89103
(Address of principal executive offices)

702-473-8227
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement

Securities Purchase Agreements:

On March 14, 2014, American Graphite Technologies Inc. (the “Company”) closed a financing with three subscribers as described below and paid to Palladium Capital Advisers, LLC (“Palladium”), as required by the placement agent agreement entered into with Palladium on August 12, 2013 (the “PPA”) and incorporated herein by reference to our Form 8-K filed with the Securities and Exchange Commission on September 16, 2013, cash consideration of $21,000, share consideration by way of the issuance of 112,500 shares of common stock of the Company and the issuance of  a total of 262,500 stock purchase warrants, each warrant exercisable at $0.15 per share for a period of five years from the date of issuance.

On March 14, 2014, the Company entered a securities purchase agreements (the “SPA”) to raise a total $300,000 with three accredited investors introduced by Palladium to the Company.   Under the terms of the SPA, the purchasers subscribed for a total of 3,750,000 shares of the common stock of the Company at $0.08 per share and an equal number of warrants exercisable at $0.15 per share for a period of five years.    Under the SPA the purchasers have the option to purchase up to an equal number of shares and warrants as those purchased on the initial closing for a period of nine months from the initial closing date.  Each purchaser shall be entitled to one closing on the exercise of the subsequent closing and option warrants have piggy back registration rights.   Subject to no effective registration statement registering the warrants within 180 days after the initial exercise date of the warrants, then the warrants shall have a cashless exercise provision. The warrants further have exercise limitations of 9.99% as a beneficial ownership limitation which the holder may increase or decrease upon 61 days prior notice to the Company, however, the beneficial ownership limitation shall not exceed 9.99% of the number of shares held by the holder.

Under the terms of the SPA, the purchasers that hold outstanding stock or warrants  at the time of any subsequent funding have the right to participate in any subsequent financing up to 100% of the subsequent financing on the terms negotiated with any funders for a period of eighteen months from the date of the SPA,   Further, the  shares of common stock issued under the SPA have a purchase price reset until the sooner of (i) the purchaser no longer holds and securities, and (ii) five years after the initial closing date whereby should the Company issue or sell any shares of common stock or any common stock equivalent at a price less than the per share purchase price (the Dilutive Financing”), then the Company shall issue additional shares of common stock to the purchasers who hold outstanding shares on the date of such Dilutive Financing for no additional consideration.  The warrants also have a warrant dilution adjustment which requires the issuance of additional warrant shares to reflect any dilutive financing undertaken by the Company whereby the holders of any outstanding warrants shall receive additional warrants based on the price of the Dilutive Financing.

The three subscribers, who were subscribers in an offering undertaken by the Company on September 9, 2013, along with two subscribers that did not elect to participate in this offering, executed a waiver and consent in regard to their rights under the September 9, 2013 offering (the “Original SPA”), whereby they waived the rights to receive any additional shares of common stock under the Original SPA agreements and the Company and the five investors agreed to a re-pricing of the warrants issued under the Original SPA from an exercise price of $0.30 per share to $0.0724 per share and that such reduction of the Exercise Price will be deemed a reduction in connection with a Dilutive Issuance (as defined in the Warrants) and the number of Warrant Shares that may be purchased upon exercise of the Warrants will be increased in the manner set forth in Section 3. b) of the Warrants.

The Palladium Warrants will be treated in the same manner as the subscribers warrants as per the terms of the warrants issued to Palladium on the financing under the Original SPA in September, 2013.

Consulting Agreement:
On March 14, 2014, the Company entered into a consulting agreement with Verge Consulting, LLC. (“Verge”) whereby Verge will provide the Company with services to include a  public relations campaign for interviews and multi-media material, research reports, press releases, social media campaign, newsletter writers, and other information as determined by the Company and Verge.   The agreement is for a term of three months.    The Company issued to Verge a total of 312,500 shares of common stock as payment under the agreement.

SECTION 3.  SECURITIES AND TRADING MARKETS

Item 3.02	Unregistered Sales of Equity Securities

On March 14, 2014, the Company issued the 112,500  restricted shares of common stock to Palladium as required under the PPA and a total of 262,500 share purchase warrants exercisable for a period of five years from the date of issuance.   We issued the securities relying on Rule 506 of Regulation D relying on the exemption provided under Section 4(2) of the Securities Act of 1933.

On March 14, 2014, the Company issued 3,750,000 units of our common stock at a price of $0.08 per unit for gross proceeds of $300,000, pursuant to the SPA detailed above.  Each unit included one share of common stock and one share purchase warrant to purchase one additional share of common stock at $0.15 per share for a period of five from the date of subscription. The agreements were with two (2) U.S. subscribers and one (1) non-US subscriber.

We issued the shares to one (1) non-US subscriber (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933 and to two U.S. subscribers relying on Rule 506 of Regulation D relying on the exemption provided under Section 4(2) of the Securities Act of 1933.

On March 14, 2014, the Company issued a total of 312,500 restricted shares of common stock to Verge as required under the consulting agreement described above.   We issued the securities relying on Rule 506 of Regulation D, relying on the exemption provided under Section 4(2) of the Securities Act of 1933.

On March 17, 2014, the Company received a notice of cashless exercise from three of the subscribers under the Original SPA and on March 18, 2014, the Company issued a total of 6,370,151 shares to the subscribers.   We issued the shares to one (1) non-US subscriber (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933 and to two U.S. subscribers relying on Rule 506 of Regulation D relying on the exemption provided under Section 4(2) of the Securities Act of 1933.

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Number	Description
10.1	Agency Agreement between the Company and Palladium	Incorporated by reference to our Form 8K filed with the Securities and Exchange Commission on September 16, 2013
10.2	Form of Securities Purchase Agreement	Filed herewith
10.3	Form of Warrant	Filed herewith
10.4	Form of Waiver and Consent	Filed herewith
10.5	Consulting Agreement with Verge Consulting, LLC	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

American Graphite Technologies Inc.

Date: March 18, 2014	By:	/s/ Rick Walchuk
	Name:	Rick Walchuk
	Title:	President, Treasurer and Director